UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 21, 2011

Date of Report (Date of earliest event reported)

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34747	20-3898239
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 962-2500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2011, Spansion Inc. (the “Company”) issued a press release containing information about the Company’s financial results for the fourth quarter and fiscal year ended December 26, 2010. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2011, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved metrics (the “2011 metrics”) for 2011 under the Employee Incentive Plan (the “EIP”) pursuant to which the Company’s employees, including the named executive officers, may be awarded incentive compensation.

Under the 2011 metrics, the incentive compensation awards for all named executive officers, except the Chief Executive Officer, will be calculated as follows: Award = (Base Salary) × (Target Incentive Compensation as a Percentage of Base Salary) × (Company Performance Multiplier) × (Individual Performance Multiplier). The Chief Executive Officer’s incentive compensation award will be calculated as follows: Award = (Base Salary) × (Target Incentive Compensation as a Percentage of Base Salary) × (Company Performance Multiplier). Target Incentive Compensation, which is calculated as a percentage of base salary, is 200% for the Chief Executive Officer, 125% for the Chief Financial Officer and 80% for each of the other named executive officers. The Company Performance Multiplier, which measures the Company’s achievement of revenue and operating margin goals, will range from 0 to 200% depending on how the Company performs. The Individual Performance Multiplier, which measures the named executive officer’s achievement of such individual’s annual performance objectives, will range from 50% to 150% depending on how the individual performs.

The description above is qualified in its entirety by reference to the full text of the EIP, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ending March 27, 2011.

The Compensation Committee grants performance-based restricted stock awards to certain senior officers, including the named executive officers, under the Spansion Inc. 2010 Equity Incentive Award Plan. These awards are granted pursuant to a form of Performance-Based Restricted Stock Unit Award, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Performance-Based Restricted Stock Unit Award.

99.1	Press Release dated January 26, 2011.

[Signature Page Follows]

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 2011	SPANSION INC.

	By:	/s/ Randy W. Furr
	Name:	Randy W. Furr
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance-Based Restricted Stock Unit Award.

99.1	Press Release dated January 26, 2011.